ING Life Insurance and Annuity Company
and its Variable Annuity Account C
ING express Variable Annuity
Supplement dated July 15, 2009 to the Contract Prospectus dated May 1, 2009, as amended.

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus. Please read it carefully and keep it with your current Contract Prospectus for future reference.

The following list replaces the top 25 selling firms list in the “Commission Payments” subsection on page 27 of the
Contract Prospectus.

1)	SagePoint Financial, Inc.	14)	Mutual Service Corporation
2)	Symetra Investment Services, Inc.	15)	Waterstone Financial Group
3)	Huckin Financial Group, Inc.	16)	Northwestern Mutual Investment Services, LLC
4)	LPL Financial Corporation	17)	Lincoln Investment Planning, Inc.
5)	Walnut Street Securities, Inc.®	18)	Cadaret, Grant & Co., Inc.
6)	ING Financial Partners, Inc.	19)	Securities America, Inc.
7)	NFP Securities, Inc.	20)	Edward D. Jones & Co., L.P.
8)	Valor Insurance Agency, Inc.	21)	American Portfolios Financial Services, Inc.
9)	Lincoln Financial Advisors Corp.	22)	Ameritas Investment Corp.
10)	Financial Network Investment Corporation	23)	First Heartland® Capital, Inc.
11)	NRP Financial, Inc.	24)	Lincoln Financial Advisors Corporation
12)	National Planning Corporation	25)	Morgan Keegan and Company, Inc.
13)	Multi-Financial Securities Corporation

X.129091-09A	July 2009